Events Subsequent to June 30, 2023	6 Months Ended
Jun. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Events Subsequent to June 30, 2023

C/ EVENTS SUBSEQUENT TO JUNE 30, 2023
On July 20, 2023, Sanofi entered into a collaboration agreement with Recludix Pharma to develop and commercialize novel STAT6 inhibitors for patients with immunological and inflammatory diseases. Under the terms of the agreement, Sanofi will make an upfront payment of $75 million and could pay up to ca. $1.2 billion contingent on the attainment of certain objectives. In addition, Recludix would also receive royalties on sales of commercialized products and has an option to participate equally with Sanofi in US profit/loss sharing.
On July 27, 2023, Sanofi entered into an agreement to acquire QRIB intermediate Holdings, LLC, a privately-owned company, which owns Qunol®, a U.S.-based, market-leading brand in health & wellness for a cash purchase price of ca. 1.4 billion dollars. This transaction will strengthen Sanofi Consumer Healthcare’s Vitamin, Mineral and Supplements (VMS) category. The acquisition is expected to close in the third quarter of 2023 subject to customary closing conditions, including applicable regulatory approvals, following which Sanofi would have control over QRIB intermediate Holdings, LLC.